UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): June 14, 2011

MUELLER WATER PRODUCTS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0001-32892	20-3547095
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Abernathy Road, N.E.

Suite 1200

Atlanta, Georgia 30328

(Address of Principal Executive Offices)

(770) 206-4200

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 10, 2011, Mueller Water Products, Inc. (the “Company”) and United States Pipe and Foundry Company, LLC, an Alabama limited liability corporation (“U.S. Pipe”) and a subsidiary of the Company, amended a change-in-control severance agreement with Mr. Paul Ciolino, the President of U.S. Pipe. Under the terms of the Assignment and Amendment of Executive Change-in-Control Severance Agreement (the “Assignment and Amendment Agreement”), Mr. Ciolino is entitled to receive 18 months of salary and his target bonus on a change-in-control (as defined in the agreement), if U.S. Pipe, as the assignee and successor to the Company, terminates his employment within two years of a change-in-control, unless his employment is terminated for “Cause.” Cause is defined as (a) conviction of a felony or any other crime involving dishonesty or fraud; (b) the Executive’s willful refusal to perform the duties of his position; (c) fraudulent preparation of financial information of U.S. Pipe; and (d) the Executive’s willful engagement in conduct that is demonstrably and materially injurious to U.S. Pipe. The foregoing description of the Assignment and Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the Assignment and Amendment Agreement, which is attached to this Form 8-K as exhibit 10.23.2 and which is incorporated by reference herein.

Also on June 10, 2011, the Company agreed to a new compensation program for its U.S. Pipe business segment in which Mr. Ciolino participates. Mr. Ciolino is entitled to receive a special bonus award of $800,000 upon the occurrence of certain events affecting corporate ownership of U.S. Pipe, with an additional special bonus award of $300,000 if certain financial targets are also met, as set and determined by the Compensation and Human Resources Committee of the Board of Directors of the Company, which pre-approved those goals. The foregoing description of the program does not purport to be complete and is qualified in its entirety by reference to the copy of the program attached to this Form 8-K as exhibit 10.29, which is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.23.2	Assignment and Amendment of Change-in-Control Severance Agreement dated June 10, 2011 between Mueller Water Products, Inc., United States Pipe and Foundry Company, LLC and Mr. Paul Ciolino

10.29	United States Pipe and Foundry Company, LLC Special Incentive Award Program

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2011	MUELLER WATER PRODUCTS, INC.

	By:	/s/ Robert Barker
Robert Barker
Executive Vice President and General Counsel

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